UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 10, 2023

DOMA HOLDINGS, INC.

(Exact name of Registrant, as specified in its charter)
Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Mission Street, Suite 1050
San Francisco, California 94105
(Address of principal executive offices) (Zip code)

650-419-3827
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DOMA	The New York Stock Exchange
Warrants to purchase common stock	DOMA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 10, 2023, the New York Stock Exchange (the “NYSE”) notified Doma Holdings, Inc. (the “Company”) that the NYSE had halted trading in the Company’s publicly traded warrants, each 25 whole warrants exercisable to purchase one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price of $287.50 per share, and listed to trade on the NYSE under the symbol “DOMA.WS” (the “Warrants”), due to the low trading price of the Warrants.

On July 11, 2023, the NYSE provided written notice to the Company, and publicly announced, that the NYSE has determined to commence proceedings to delist the Warrants from the NYSE and that trading in the Warrants would be suspended immediately due to “abnormally low” trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual. The Company does not intend to appeal the NYSE’s determination.

Trading in the Company’s Common Stock is unaffected by this action and will continue on the NYSE under the symbol "DOMA".

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes statements that are not historical facts and are forward-looking statements for purposes of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company, including those described in Part I, Item 1A - “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent reports filed by Doma from time to time with the U.S. Securities and Exchange Commission (the “SEC”). Additional information will also be set forth in other filings that the Company makes with the SEC from time to time. All forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2023

By:	/s/ Mike Smith
Name:	Mike Smith
Title:	Chief Financial Officer